EXHIBIT 31.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss 1350, AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Harold C. F. Dickout, certify that:

1.

I have reviewed this quarterly report on Form 10-Q of Americas Wind Energy Corporation;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based  on  my  knowledge,  the  financial  statements,  and  other  financial  information  included  in  this  report,

fairly  present  in  all  material  respects  the  financial  condition,  results  of  operations  and  cash  flows  of  the registrant as of, and for, the periods presented in this report;

4.

The  registrant's  other  certifying  officer(s)  and  I  are  responsible  for  establishing  and  maintaining  disclosure controls  and  procedures  (as  defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  and  internal  control over  financial  reporting  (as  defined  in  Exchange  Act  Rules  13a-15(f)  and  15d-15(f))  for  the  registrant  and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to  be  designed  under  our  supervision,  to  ensure  that  material  information  relating  to  the  registrant,

including   its   consolidated   subsidiaries,   is   made   known   to   us   by   others   within   those   entities,

particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting  to  be  designed  under  our  supervision,  to  provide  reasonable  assurance  regarding  the reliability  of  financial  reporting  and  the  preparation  of  financial  statements  for  external  purposes  in accordance with generally accepted accounting principles;

(c)

Evaluated  the  effectiveness  of  the  registrant's  disclosure  controls  and  procedures  and  presented  in this  report  our  conclusions  about  the  effectiveness  of  the  disclosure  controls  and  procedures,  as  of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed  in  this  report  any  change  in  the  registrant's  internal  control  over  financial  reporting  that occurred  during  the  registrant's  most  recent  fiscal  quarter  (the  registrant's  fourth  fiscal  quarter  in  the case  of  an  annual  report)  that  has  materially  affected,  or  is  reasonably  likely  to  materially  affect,  the registrant's internal control over financial reporting; and

5.

The  registrant's  other  certifying  officer(s)  and  I  have  disclosed,  based  on  our  most  recent  evaluation  of

internal   control   over   financial   reporting,   to   the   registrant's   auditors   and   the   audit   committee   of   the

registrant's board of directors (or persons performing the equivalent functions):

(a)

All  significant  deficiencies  and  material  weaknesses  in  the  design  or  operation  of  internal  control over  financial  reporting  which  are  reasonably  likely  to  adversely  affect  the  registrant's  ability  to record, process, summarize and report financial information; and

(b)

Any  fraud,  whether  or  not  material,  that  involves  management  or  other  employees  who  have  a significant role in the registrant's internal control over financial reporting.

Date:  June 19, 2012

/s/ Harold C. F. Dickout

Harold C. F. Dickout

President, Chief Executive Officer, Chairman and

Director

(Principal Executive Officer, Principal Financial

Officer and Principal Accounting Officer)